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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                         DATE OF REPORT: MARCH 3, 2005

                          NORTHFIELD LABORATORIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                   000-24050                   36-3378733
(STATE OR OTHER         (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                               1560 Sherman Avenue
                                   Suite 1000
                          Evanston, Illinois 60201-4800
                                 (847) 864-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

NORTHFIELD LABORATORIES INC. HAS ENTERED INTO A SECOND AMENDMENT TO LEASE

On March 3, 2005, Northfield Laboratories Inc. entered a second amendment to lease with Rotary International, Inc. with respect to its Evanston, Illinois facility. Among other things the amendment extends the lease through February 14, 2011.
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 10.1      Second Amendment to Lease
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Northfield Laboratories Inc.


Date:  March 7, 2005                    By:  /s/  Jack J. Kogut
                                             --------------------------------
                                                  Jack J. Kogut
                                                  Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION

10.1          Second Amendment to Lease